Exhibit 99.2

Expedia Group, Inc. Announces Pricing for Tender Offers for Senior Notes

SEATTLE, WASHINGTON – September 12, 2022 – Expedia Group, Inc. (NASDAQ: EXPE) (the “Company”) today announced the pricing for its previously announced tender offers to purchase for cash up to $500,000,000 aggregate principal amount (the “Aggregate Tender Cap”) of the Company’s 2.950% Senior Notes due 2031 (the “2031 Notes”) and 3.25% Senior Notes due 2030 (the “2030 Notes” and, together with the 2031 Notes, the “Securities”).

Title of Security	CUSIP No./ ISIN No.	Principal Amount Outstanding	Acceptance Priority Level(1)	Aggregate Principal Amount Tendered		Aggregate Principal Amount Expected to Be Accepted	Early Tender Payment(2)(3)	U.S. Treasury Reference Security	Reference Yield(4)		Bloomberg Reference Page	Fixed Spread	Total Consideration(5)
2.950% Senior Notes due 2031	30212P BH7 / US30212PBH73; 30212P BF1 / US30212PBF18; U3010D AM2 / USU3010DAM21	$1,000,000,000	1	$685,101,000		$500,000,000	$50	2.75% UST due 8/15/2032	3.283%		FIT1	210 bps	$835.70
3.25% Senior Notes due 2030	30212P AR6 / US30212PAR64; 30212P AQ8 / US30212PAQ81; U3010D AG5 / USU3010DAG52	$1,250,000,000	2	N/A	(6)	$0	$50	2.75% UST due 8/15/2032	N/A	(6)	FIT1	205 bps	N/A	(6)

The tender offers are being made pursuant to an offer to purchase, dated August 26, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), which sets forth the terms and conditions of the tender offers. Although the tender offers are scheduled to expire at 11:59 p.m., New York City time, on September 23, 2022, because the aggregate principal amount of Securities validly tendered and not validly withdrawn prior to or at the Early Tender Date exceeded the Aggregate Tender Cap, there will be no Final Settlement Date (as defined in the Offer to Purchase), and no Securities tendered after the Early Tender Date will be accepted for purchase. Further, because the Company intends to accept for purchase an aggregate principal amount of 2031 Notes in excess of the Aggregate Tender Cap, no 2030 Notes will be accepted for purchase. Securities tendered and not purchased on the Early Settlement Date will be returned to holders promptly after the Early Settlement Date.

The consideration (the “Total Consideration”) to be paid per $1,000 principal amount of 2031 Notes validly tendered and accepted for purchase has been determined in the manner described in the Offer to Purchase by reference to the applicable “Fixed Spread” specified in the table above, plus the Reference Yield for the 2031 Notes specified in the table above. Holders of 2031 Notes that were validly tendered

[1]	The offers with respect to the Securities are subject to the Aggregate Tender Cap of $500,000,000.
[2]	Per $1,000 principal amount.
[3]

The Total Consideration for Securities validly tendered at or prior to 5:00 p.m., New York City time, on September 9, 2022 (the “Early Tender Date”) and accepted for purchase is calculated using the applicable Fixed Spread and is inclusive of the Early Tender Payment.

[4]	The Reference Yield was determined at 10:00 a.m., New York City time, on September 12, 2022.
[5]

Payable per each $1,000 principal amount of each specified series of Securities validly tendered and not validly withdrawn at or prior to the Early Tender Date and accepted for purchase, inclusive of the applicable Early Tender Payment.

[6]	Given that no 2030 Notes will be accepted for purchase, the “Reference Yield”, “Total Consideration” and “Principal Amount Tendered” have been intentionally omitted.

and not validly withdrawn at or prior to the Early Tender Date and accepted for purchase will receive the Total Consideration, which is inclusive of an amount in cash equal to the amount set forth on the table above under the heading “Early Tender Payment” (the “Early Tender Payment”), plus accrued and unpaid interest on such 2031 Notes from the applicable last interest payment date up to, but not including, the settlement date, payable on such settlement date. It is anticipated that the settlement date for the 2031 Notes that were validly tendered at or prior to the Early Tender Date and accepted for purchase by the Company will be September 13, 2022.

The tender offers are subject to the satisfaction or waiver by the Company of certain conditions as set forth in the Offer to Purchase. The tender offers are not conditioned upon the tender of any minimum principal amount of the Securities, and neither of the tender offers is conditioned on the consummation of the other tender offer.

Information Relating to the Tender Offers

Goldman Sachs and J.P. Morgan are the dealer managers for the tender offers. Investors with questions regarding the tender offers may contact Goldman Sachs at (800) 828-3182 (toll-free) or (212) 357-1452 (U.S. callers) and J.P. Morgan at (866) 834-4666 (toll-free) or (212) 834-3554 (collect). D.F. King & Co., Inc. is the tender and information agent for the tender offers and can be contacted at (800) 370-1749 (toll-free) (bankers and brokers can call collect at (212) 269-5550) or by email at expe@dfking.com.

None of the Company or its affiliates, their respective boards of directors, the dealer managers, the tender and information agent or the trustee with respect to any Securities is making any recommendation as to whether holders should tender any Securities in response to any of the tender offers, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Securities, and, if so, the principal amount of Securities to tender.

Holders are urged to evaluate carefully all information in the Offer to Purchase, including the documents incorporated by reference therein, and to consult their own investment and tax advisors. If a holder holds Securities through a custodian bank, broker, dealer, commercial bank, trust company or other nominee, it may contact such custodian or nominee.

The full details of the tender offers are included in the Offer to Purchase. Holders are strongly encouraged to read carefully the Offer to Purchase, including materials incorporated by reference therein, because they contain important information. The Offer to Purchase may be obtained from D.F. King & Co., Inc., free of charge, by calling toll-free at (800) 370-1749 (bankers and brokers can call collect at (212) 269-5550) or by email at expe@dfking.com.

About Expedia Group

Expedia Group, Inc. companies power travel for everyone, everywhere through our global platform. Driven by the core belief that travel is a force for good, we help people experience the world in new ways and build lasting connections. We provide industry-leading technology solutions to fuel partner growth and success, while facilitating memorable experiences for travelers. Our organization is made up of four pillars: Expedia Services, focused on the group’s platform and technical strategy; Expedia Marketplace, centered on product and technology offerings across the organization; Expedia Brands, housing all our consumer brands; and Expedia for Business, consisting of business-to-business solutions and relationships throughout the travel ecosystem. The Expedia Group family of brands includes: Expedia®, Hotels.com®, Expedia® Partner Solutions, Vrbo®, trivago®, Orbitz®, Travelocity®, Hotwire®, Wotif®, ebookers®, CheapTickets®, Expedia Group™ Media Solutions, CarRentals.com™, and Expedia Cruises™.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of the Company’s management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Part I, ITEM 1A, “Risk Factors,” as well as those discussed in the Offer to Purchase. COVID-19, and the volatile regional and global economic conditions stemming from it, and additional or unforeseen effects from the COVID-19 pandemic, could also give rise to or aggravate these risk factors, which in turn could materially adversely affect our business, financial condition, liquidity, results of operations (including revenues and profitability) and/or stock price. Further, COVID-19 may also affect the Company’s operating and financial results in a manner that is not presently known to it or that it currently does not consider to present significant risks to its operations. Other unknown or unpredictable factors also could have a material adverse effect on the Company’s business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projected,” “seeks,” “should” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Accordingly, you should not place undue reliance on those statements. The Company is not under any obligation to, and does not intend to, publicly update or review any forward-looking statement or other statement in this communication, the Offer to Purchase or in any related supplement the Company prepares or authorizes or in any documents incorporated by reference into the Offer to Purchase, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by these forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this communication, the Offer to Purchase and in the Company’s reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect the Company’s business, prospects and results of operations.

Contacts

Investor Relations Communications

ir@expediagroup.com

press@expediagroup.com